SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 24, 2003

SILICON GRAPHICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10441	94-2789662
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Amphitheatre Parkway
Mountain View, CA 94043-1351
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (650) 960-1980

Item 5.   Other Events and Required FD Disclosure

Q4 FY03 Financial Results

On July 24, 2003 the Company announced its results for its fourth fiscal quarter and the fiscal year ended June 27, 2003.

A copy of the press release announcing these financial results is included as Exhibit 99.1 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 7. Exhibits

99.1   Earnings Press Release dated July 24, 2003

99.2   Script of Earnings Conference Call held on July 24, 2003

Item 9. Regulation FD Disclosure

Announcement of Financial Results

The Company’s press release setting forth its financial results for the fourth fiscal quarter and the fiscal year ended June 27, 2003 reported under Item 5 and included as Exhibit 99.1 is also furnished pursuant to this Item 9 and Item 12, “Disclosure of Results of Operations and Financial Condition”.

The transcript of the Company's conference call discussing its fourth quarter and fiscal year financial results held on July 24, 2003 is included as Exhibit 99.2 hereto and is furnished pursuant to Item 9 and Item 12 of Form 8-K and is not intended to be incorporated by reference into the Company's filings under the Securities Exchange Act of 1934 or the Securities Act of 1933.

The Company's conference call discussion of its fourth quarter financial results included a comparison of its reported operating expenses to a non-GAAP measure of operating expenses, net of restructuring charges, a non-cash impairment charge relating the writedown of a manufacturing facility and a reduction in estimated accrued liabilities. The Company's operating expenses on a GAAP basis for the fourth quarter were $131 million, $7 million more than its non-GAAP expenses of $124 million, compared to operating expenses on a GAAP basis in the third quarter of $128 million, $3 million more than non-GAAP expenses of $125 million. The Company also discussed its non-GAAP operating loss for the fourth quarter in comparison to its third quarter loss, eliminating such charges and later in the discussion provided its operating loss on a GAAP basis. Its non-GAAP loss in the fourth fiscal quarter of $27.6 million was $9 million less than its reported loss of $36.6 million. The Company incurred an operating loss of $44.7 million on a non-GAAP basis in the third fiscal quarter, $9.7 million more than the $35 million operating loss reported on a GAAP basis. The reconciliation of the non-GAAP measures presented on the Company's conference call with their comparable GAAP measures has also been made available on the Company's Investor Relations section of its website.

The Company believes that the presentation of its operating expense and operating loss net of the charges described above is useful to investors as a measure of the “run rate” of the business. These charges can be useful to eliminate for certain analytical purposes.

Forward-looking Statements

This Form 8-K includes forward-looking statements relating to future events or future financial performance that involve risks and uncertainties. These forward-looking statements include, among others, statements related to expected levels of revenue and operating losses and expected product enhancements. We have based these forward-looking statements on current expectations about future events. In some cases, you can identify forward-looking statements by terminology such as “expects”, “plans” and “anticipates”. These statements are only predictions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Such risks and uncertainties include, among other things: adverse changes in general economic or business conditions and the failure of third parties to meet their contractual commitments and other factors. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2003	SILICON GRAPHICS INC.

	By:	/s/ Sandra M. Escher

Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release dated July 24, 2003

99.2	Script of Earnings Conference Call held on July 24, 2003